BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock U.S. Government Bond V.I. Fund

(the “Fund”)

Supplement dated June 17, 2016
to the Prospectus and Statement of Additional Information, each dated May 1, 2016

Effective June 15, 2016, the Fund’s Prospectus and Statement of Additional Information are amended as set forth below.

The first paragraph in the subsection of the Prospectus entitled “Management of the Funds — BlackRock — BlackRock U.S. Government Bond V.I. Fund” is deleted in its entirety and replaced with the following:

For BlackRock U.S. Government Bond V.I. Fund, BlackRock has agreed to voluntarily waive 0.10% of its management fee payable by the Fund. This voluntary waiver may be reduced or discontinued at any time without notice.

The second paragraph in the subsection of the Statement of Additional Information entitled “Management and Advisory Arrangements — BlackRock U.S. Government Bond V.I. Fund” is deleted in its entirety and replaced with the following:

For BlackRock U.S. Government Bond V.I. Fund, effective June 15, 2016, BlackRock has agreed to voluntarily waive 0.10% of its management fee payable by the Fund. This voluntary waiver may be reduced or discontinued at any time without notice. From June 1, 2014 through June 14, 2016, BlackRock voluntarily waived 0.03% of its management fee payable by the Fund.

Shareholders should retain this Supplement for future reference.

PRSAI-VARGB-0616SUP